Dear Shareholders:
-------------------------------------------------------------------------------
   We may have reached a turning point for money market yields. The Federal Reserve raised a key money market interest rate, the overnight Federal Funds rate, from 4.75% to 5% on June 29. Investors will quickly see these higher rates reflected in the yield on their money market funds. The Lexington Money Market Trust returned an annualized yield of 4.00%*. This compares with a 4.42% yield for the typical money market mutual fund, as monitored by Lipper, Inc.

Portfolio Review and Market Outlook
   It would be reasonable to anticipate additional increases in the Federal Funds rate in the months ahead. The Federal Reserve was prompted to raise short-term interest rates in order to slow domestic economic growth. Gross Domestic Product probably increased 4% during the second quarter; this gain comes after a 4.5% gain in the first quarter and a 6.0% advance in the final three months of 1998. The Fed views this rate of economic expansion to be incompatible with a continuation of the current low inflation environment. A low unemployment rate and relatively high factory utilization signal the risk of higher inflation. Current prices for future interest rate contracts indicate that most market participants are braced for another 25 basis point hike in the Federal Funds rate this autumn.

   We think the market is being too optimistic. Short-term interest rates will rise at least 25 basis points more than is now anticipated by year-end (to 5.5%). The current projected interest rate hikes are unlikely to dent domestic economic growth. The consumer accounts for two-thirds of GDP. He and she have little reason to reign in spending given the excellent job market, rising personal income, and a bubble in financial assets which is now spilling over into real estate prices. Higher inflation will be another impetus to higher interest rates later this year. Since late May, crude oil prices have risen $3.50 to nearly $20 a barrel. Other commodity prices also are turning higher. We look for the economic recovery in Asia to pick up steam later this year and this will add a further push to the commodity price trend.

   Just prior to the most recent Federal Reserve rate hike, the average maturity of the Trust was twelve days compared with fifty-seven days for the typical money market mutual fund. The shorter average maturity allowed us to reinvest more quickly. Because we expect additional interest rate hikes in August and again in the Fall, we will maintain the Trust's short relative average maturity in the months ahead.

Year 2000 -- Investment Decisions
   When evaluating current and potential portfolio positions, Year 2000 readiness is one of the factors the Trust's manager considers. The manager will rely upon public filings and other statements made by issuers about their Year 2000 readiness. The manager, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness. If an issuer in which the Trust is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities will also be adversely affected. A further discussion of Year 2000 issues is included in the footnotes to the financial statements, which are included in this report.

   We appreciate the support of our shareholders and would be happy to respond to any questions or comments you may have. Please feel free to call us at 1-800-526-0056 or visit our website at www.lexingtonfunds.com.

Sincerely,

/s/ DENIS P. JAMISON     /s/ ROSEANN G. MCCARTHY       /s/ ROBERT M. DEMICHELE
Denis P. Jamison         Roseann G. McCarthy           Robert M. DeMichele
Portfolio Manager        Portfolio Manager             President
August, 1999             August, 1999                  August, 1999

* The average yield for the seven-day period ended June 30, 1999 was 4.00%. An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.

Lexington Money Market Trust
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 1999 (unaudited)


                                                         Yield to
                                                         Maturity
 Principal                                     Maturity on Date of    Value
   Amount               Security                 Date    Purchase   (Note 1)
-------------------------------------------------------------------------------
            COMMERCIAL PAPER: 91.5%
 $2,256,000 Albertson's, Inc................   07/09/99    5.13%   $ 2,253,468
  3,500,000 Alfa Corporation................   07/06/99    4.99      3,497,618
  2,695,000 Allmerica Financial
             Corporation....................   07/13/99    4.95      2,690,670
  2,000,000 American Express Credit
             Corporation....................   07/12/99    4.91      1,997,067
  1,500,000 American General Finance
             Corporation....................   07/08/99    4.90      1,498,600
    750,000 Ameritech Corporation...........   07/09/99    5.38        749,117
  3,300,000 Avnet, Inc......................   07/07/99    4.93      3,297,344
  3,100,000 BellSouth Telecommunications,
             Inc............................   07/08/99    5.28      3,096,865
  3,900,000 Bemis Company, Inc..............   07/20/99    5.09      3,889,708
  2,400,000 Block Financial Corporation.....   07/01/99    5.81      2,400,000
  3,000,000 Cargill, Inc....................   07/01/99    5.31      2,999,564
  1,200,000 Caterpillar Finacial Services
             Corporation....................   07/15/99    5.04      1,197,690
  3,100,000 Central Corporate Credit Union..   07/14/99    5.09      3,094,403
  3,500,000 Cleco Corporation...............   08/03/99    4.97      3,484,440
    600,000 Coca Cola Company...............   07/30/99    5.15        597,559
  2,500,000 CSC Enterprises.................   07/13/99    4.94      2,495,967
  1,500,000 Duke Capital Corporation........   07/14/99    5.02      1,497,335
  1,300,000 Duke Capital Corporation........   07/06/99    5.02      1,299,110
  2,500,000 Eastman Kodak Company...........   07/09/99    5.33      2,497,083
  3,600,000 Ford Motor Credit Corporation...   07/08/99    4.91      3,596,640
    500,000 Ford Motor Credit Corporation...   08/16/99    5.13        496,793
  1,800,000 General Electric Capital
             Corporation....................   07/23/99    5.00      1,794,610
  2,200,000 General Electric Capital
             Corporation....................   07/16/99    4.91      2,195,453
    550,000 General Motors Acceptance
             Corporation....................   09/07/99    5.07        544,868
    550,000 General Motors Acceptance
             Corporation....................   07/26/99    4.89        548,109
  1,800,000 General Motors Acceptance
             Corporation....................   07/07/99    4.99      1,798,530
  3,400,000 Lucent Technologies, Inc........   07/09/99    4.92      3,396,358
  3,500,000 Merrill Lynch and Company,
             Inc............................   07/02/99    4.91      3,497,662
  3,573,000 Motorola, Inc...................   07/02/99    5.13      3,572,499
  3,500,000 Orange and Rockland Utilities,
             Inc............................   07/01/99    5.06      3,500,000
  3,400,000 Pioneer Hi-Bred International,
             Inc............................   07/22/99    5.09      3,390,083
  2,300,000 Sears Roebuck Acceptance
             Corporation....................   07/19/99    5.00      2,294,365
                                                                   -----------
            TOTAL COMMERCIAL PAPER
             (cost $75,159,578).............                        75,159,578
                                                                   -----------
            ADJUSTABLE RATE NOTES: 8.5%
  3,000,000 Community Health System, Inc.
             Series A
             First Union National Bank*.....   10/01/03    5.30      3,000,000
  4,000,000 Virginia State Housing
             Development Authority
             Series C*......................   01/01/47    5.21      4,000,000
                                                                   -----------
            TOTAL ADJUSTABLE RATE NOTE (cost
             $7,000,000)....................                         7,000,000
                                                                   -----------
            TOTAL INVESTMENTS: 100.0% (cost
             $82,159,578+)..................                        82,159,578
            Liabilities in excess of other
             assets: 0.0%...................                           (58,625)
                                                                   -----------
            TOTAL NET ASSETS: 100.0%
             (equivalent to $1.00 per share
             on 82,100,953 shares
             outstanding)...................                       $82,100,953
                                                                   ===========

          --------
          * Seven day demand Floating Rate Note.
          + Aggregate cost for Federal income tax purposes is identical.

   The Notes to Financial Statements are an integral part of this statement.

Lexington Money Market Trust
Statement of Assets and Liabilities
June 30, 1999 (unaudited)

Assets
Investments, at value (cost $82,159,578)
 (Note 1)......................................................... $82,159,578
Cash..............................................................      83,906
Receivable for shares sold........................................     246,452
Dividends and interest receivable.................................      28,295
                                                                   -----------
   Total Assets...................................................  82,518,231
                                                                   -----------
Liabilities
Due to Lexington Management Corporation
 (Note 2).........................................................      31,077
Payable for shares redeemed.......................................     272,507
Accrued expenses..................................................     113,694
                                                                   -----------
   Total Liabilities..............................................     417,278
                                                                   -----------
Net Assets (equivalent to $1.00 per share on 82,100,953 shares outstanding) (Note 3)............................................ $82,100,953
                                                                   ===========
Net Assets consist of:
Shares of beneficial interest -- $.10 par value per share......... $ 8,210,095
Paid-in capital -- unlimited authorized shares of beneficial interest at no par value.........................................  73,890,858
                                                                   -----------
   Total Net Assets............................................... $82,100,953
                                                                   ===========

Lexington Money Market Trust
Statement of Operations
Six months ended June 30, 1999 (unaudited)

Investment Income
 Interest income..........................................           $2,080,578
Expenses
 Investment advisory fee (Note 2).........................  $209,511
 Transfer agent and shareholder servicing expenses (Note
  2)......................................................    99,169
 Accounting expenses (Note 2).............................    38,353
 Printing and mailing expenses............................    34,816
 Professional fees........................................    15,666
 Registration fees........................................    13,143
 Directors' fees and expenses.............................     9,372
 Custodian expenses.......................................     7,364
 Computer processing fees.................................     7,075
 Other expenses...........................................    19,099
                                                            --------
 Total expenses...........................................   453,568
 Less: expenses recovered under contract with investment
  adviser (Note 2)........................................    34,630    418,938
                                                            -------- ----------
 Net investment income....................................            1,661,640
                                                                     ----------
Increase in Net Assets Resulting from Operations..........           $1,661,640
                                                                     ==========

  The Notes to Financial Statements are an integral part of these statements.

Lexington Money Market Trust
Statements of Changes in Net Assets

                                            Six months ended
                                             June 30, 1999      Year ended
                                              (unaudited)    December 31, 1998
                                            ---------------- -----------------
Net investment income......................   $ 1,661,640       $ 4,156,414
Distributions to shareholders from net
 investment income.........................    (1,661,640)       (4,156,414)
Decrease in net assets from capital share
 transactions (Note 3).....................    (5,387,416)       (7,660,816)
                                              -----------       -----------
  Net decrease in net assets...............    (5,387,416)       (7,660,816)
Net Assets
 Beginning of period.......................    87,488,369        95,149,185
                                              -----------       -----------
 End of period.............................   $82,100,953       $87,488,369
                                              ===========       ===========

  The Notes to Financial Statements are an integral part of these statements.

Lexington Money Market Trust
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998

1. Significant Accounting Policies
Lexington Money Market Trust (the "Trust") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek a high level of current income from short-term investments as is consistent with the preservation of capital and liquidity. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

   Investments Security transactions are accounted for on a trade date basis. Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument. Interest income is accrued as earned.

   Federal Income Taxes It is the Trust's intention to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

   Dividends Dividends are declared daily from the total of net investment income and net realized gains on investments.

   Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fee and Other Transactions with Affiliate
The Trust pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.50% of the Trust's average daily net assets up to $500 million and 0.45% of its average daily net assets in excess of $500 million. LMC is required to reimburse the Trust for any expenses, including the investment adviser's fee but excluding interest and taxes, in excess of 1.0% of the Trust's average daily net assets. Reimbursement for the six months ended June 30, 1999 amounted to $34,630 and is set forth in the statement of operations.

The Trust also reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $84,861 which are incurred by the Trust, but paid by LMC.

Lexington Money Market Trust
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998 (continued)


3. Shares of Beneficial Interest
Transactions (at $1.00 per share) in shares were as follows:

                                            Six months ended
                                             June 30, 1999      Year ended
                                              (unaudited)    December 31, 1998
                                            ---------------- -----------------
Shares sold................................    45,305,054        88,962,867
Shares issued to shareholders on
 reinvestment of dividends.................     1,546,594         3,802,714
                                              -----------      ------------
                                               46,851,648        92,765,581
Shares redeemed............................   (52,239,064)     (100,426,397)
                                              -----------      ------------
Net decrease...............................    (5,387,416)       (7,660,816)
                                              ===========      ============

4. Cash
In order to facilitate the clearing process for redemptions by check, the Trust maintains a compensating balance with its transfer agent. At June 30, 1999, this compensating balance amounted to $67,200 and is included in cash in the statement of assets and liabilities.

5. Year 2000 Compliance Risk
The Trust seeks to ensure that the operating and processing systems of the issuers in which it invests will continue to function when the Year 2000 arrives. However, the risk exists that one or more of these issuers may not be adequately prepared for the Year 2000 which could have a material impact on the issuer itself and on the Trust's investment in that issuer.

Lexington Money Market Trust
Financial Highlights

Selected per share data for a share outstanding throughout the period:

                         Six months ended       Year ended December 31,
                          June 30, 1999   --------------------------------------
                           (unaudited)      1998      1997      1996      1995
                         ---------------- --------  --------  --------  --------
Net asset value,
 beginning of period....     $   1.00     $   1.00  $   1.00  $   1.00  $   1.00
                             --------     --------  --------  --------  --------
Income from investment
 operations:
 Net investment income..       0.0196       0.0455    0.0458    0.0441    0.0495
Less distributions:
 Distributions from net
  investment income.....      (0.0196)     (0.0455)  (0.0458)  (0.0441)  (0.0495)
                             --------     --------  --------  --------  --------
Net asset value, end of
 period.................     $   1.00     $   1.00  $   1.00  $   1.00  $   1.00
                             ========     ========  ========  ========  ========
Total return............        4.00%*       4.64%     4.68%     4.50%     5.06%
Ratio to average net
 assets:
 Expenses, before
  reimbursement or
  waivers...............        1.08%*       1.05%     1.04%     1.04%     1.08%
 Expenses, net of
  reimbursement or
  waivers...............        1.00%*       1.00%     1.00%     1.00%     1.00%
 Net investment income,
  before reimbursement
  or waivers............        3.88%*       4.51%     4.55%     4.37%     4.87%
 Net investment income..        3.96%*       4.56%     4.58%     4.41%     4.95%
Net assets, end of
 period (000's
 omitted)...............      $82,101      $87,488   $95,149   $97,526   $88,786

--------
* Annualized.

Lexington
Money Market Trust

Investment Adviser
---------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Distributor
---------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


    All shareholder requests for services
    of any kind should be sent to:

    Transfer Agent
   ---------------------
    STATE STREET BANK AND
    TRUST COMPANY
    c/o National Financial Data Services
    330 West Ninth Street
    Kansas City, Missouri 64105

    Or call toll free:
    Service and Sales: 1-800-526-0056
    24 Hour Account Information:
    1-800-526-0052


  www.lexingtonfunds.com

---------------------------------------

(800) 526-0052

"LEXLINE"
24 hour toll-free telephone access to your
Lexington Fund account
Price/Yield . Account Balances . Exchanges .
Last Transactions . Total Return . Duplicate Statements
--------------------------------------------------------

This report has been prepared for the information of the shareholders of Lexington Money Market Trust and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

LEX277-SAR6/99

                                   LEXINGTON
                                   MONEY
                                   MARKET
                                   TRUST
                    ---------------------------------------
                     Seeks a high level of current income
                    consistent with preservation of capital
                       and liquidity through investments
                        in interest bearing short-term
                           money market instruments.
                    ---------------------------------------

                              Semi-Annual Report
                                 June 30, 1999

                              The Lexington Group
                                  of No-Load
                             Investment Companies

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